Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2019		2018		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 20,021	100.0	$ 20,009	100.0	0.1
Cost of products sold	6,615	33.0	6,614	33.1	0.0
Gross Profit	13,406	67.0	13,395	66.9	0.1
Selling, marketing and administrative expenses	5,219	26.1	5,263	26.3	(0.8)
Research and development expense	2,858	14.3	2,404	12.0	18.9
In-process research and development	890	4.4	—	—
Interest (income) expense, net	3	0.0	145	0.7
Other (income) expense, net	(22)	(0.1)	60	0.3
Restructuring	36	0.2	42	0.2
Earnings before provision for taxes on income	4,422	22.1	5,481	27.4	(19.3)
Provision for taxes on income	673	3.4	1,114	5.6	(39.6)
Net earnings	3,749	18.7	4,367	21.8	(14.2)

Net earnings per share (Diluted)	$ 1.39		$ 1.60		(13.1)

Average shares outstanding (Diluted)	2,698.8		2,731.9

Effective tax rate	15.2%		20.3%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 6,867	34.3	$ 6,858	34.3	0.1
Net earnings	$ 5,661	28.3	$ 5,635	28.2	0.5
Net earnings per share (Diluted)	$ 2.10		$ 2.06		1.9
Effective tax rate	17.6%		17.8%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,438	1,436	0.2%	0.2	—
International	1,880	1,962	(4.2)	3.7	(7.9)
	3,318	3,398	(2.4)	2.2	(4.6)

Pharmaceutical
U.S.	5,582	5,354	4.3	4.3	—
International	4,662	4,490	3.9	12.2	(8.3)
	10,244	9,844	4.1	7.9	(3.8)

Medical Devices
U.S.	3,109	3,161	(1.6)	(1.6)	—
International	3,350	3,606	(7.1)	(0.3)	(6.8)
	6,459	6,767	(4.6)	(1.0)	(3.6)

U.S.	10,129	9,951	1.8	1.8	—
International	9,892	10,058	(1.7)	6.0	(7.7)
Worldwide	$ 20,021	20,009	0.1%	3.9	(3.8)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 10,129	9,951	1.8%	1.8	—

Europe	4,609	4,797	(3.9)	4.5	(8.4)
Western Hemisphere excluding U.S.	1,503	1,567	(4.1)	8.7	(12.8)
Asia-Pacific, Africa	3,780	3,694	2.3	6.9	(4.6)
International	9,892	10,058	(1.7)	6.0	(7.7)

Worldwide	$ 20,021	20,009	0.1%	3.9	(3.8)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	First Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2019	2018	(Decr.)

Earnings before provision for taxes on income - as reported	$ 4,422	5,481	(19.3)%
Intangible asset amortization expense	1,130	1,115
In-process research and development	890	—
Litigation expense	423	—
Unrealized (gain)/loss on securities	(158)	27
Restructuring/Other (1)	90	107
Actelion acquisition related cost	39	96
AMO acquisition related cost	28	21
Other	3	11
Earnings before provision for taxes on income - as adjusted	$ 6,867	6,858	0.1%

Net Earnings - as reported	$ 3,749	4,367	(14.2)%
Intangible asset amortization expense	846	996
In-process research and development	703	—
Litigation expense	342	—
Unrealized (gain)/loss on securities	(125)	21
Restructuring/Other	75	81
Actelion acquisition related cost	37	92
AMO acquisition related cost	23	17
Impact of tax legislation (2)	—	52
Other	11	9
Net Earnings - as adjusted	$ 5,661	5,635	0.5%

Diluted Net Earnings per share - as reported	$ 1.39	1.60	(13.1)%
Intangible asset amortization expense	0.31	0.36
In-process research and development	0.26	—
Litigation expense	0.13	—
Unrealized (gain)/loss on securities	(0.05)	0.01
Restructuring/Other	0.03	0.03
Actelion acquisition related cost	0.01	0.03
AMO acquisition related cost	0.01	0.01
Impact of tax legislation	—	0.02
Other	0.01	—
Diluted Net Earnings per share - as adjusted	$ 2.10	2.06	1.9%

Operational Diluted Net Earnings per share - as adjusted at 2017 foreign currency exchange rates		1.93

Impact of currency at 2018 foreign currency exchange rates	0.08	0.13

Operational Diluted Net Earnings per share - as adjusted at 2018 foreign currency exchange rates	$ 2.18	2.06	5.8%

(1) Includes $23M recorded in cost of products sold and $31M recorded in other (income) expense in the first quarter 2019, and $6M recorded in cost of products sold and $59M recorded in other (income) expense in the first quarter 2018

(2) Includes foreign currency translation

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
FIRST QUARTER 2019 ACTUAL vs. 2018 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
WW As Reported	(2.4)%	4.1%	(4.6)%	0.1%
U.S.	0.2%	4.3%	(1.6)%	1.8%
International	(4.2)%	3.9%	(7.1)%	(1.7)%

WW Currency	(4.6)	(3.8)	(3.6)	(3.8)
U.S.	—	—	—	—
International	(7.9)	(8.3)	(6.8)	(7.7)

WW Operational	2.2%	7.9%	(1.0)%	3.9%
U.S.	0.2%	4.3%	(1.6)%	1.8%
International	3.7%	12.2%	(0.3)%	6.0%

Beauty
Nizoral	0.4			0.1
U.S.	0.3			0.0
International	0.5			0.1

OTC
Zarbees	(0.8)			(0.1)
U.S.	(2.0)			(0.3)
International	0.0			0.0

Diabetes Care
LifeScan			5.1	1.7
U.S.			3.8	1.2
International			6.2	2.3

Beauty
RoC	0.8			0.1
U.S.	1.5			0.2
International	0.3			0.1

Beauty
Dr. Ci Labo - Japan	(2.1)			(0.4)
U.S.	0.0			0.0
International	(3.6)			(0.7)

All Other Acquisitions and Divestitures	0.2	0.0	0.2	0.1
U.S.	0.0	0.0	0.3	0.1
International	0.4	0.0	0.0	0.1

WW Adjusted Operational	0.7%	7.9%	4.3%	5.5%
U.S.	0.0%	4.3%	2.5%	3.1%
International	1.3%	12.2%	5.9%	7.9%

Note: Percentages are based on actual, non-rounded figures and may not sum.

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$87	97	(10.9)%	(10.9)%	—%
Intl	307	360	(14.8)	(6.4)	(8.4)
WW	394	457	(14.0)	(7.4)	(6.6)

BEAUTY
US	588	611	(3.8)	(3.8)	—
Intl	502	473	6.2	13.1	(6.9)
WW	1,090	1,084	0.6	3.6	(3.0)

ORAL CARE
US	151	157	(3.5)	(3.5)	—
Intl	216	222	(2.8)	4.6	(7.4)
WW	367	379	(3.1)	1.2	(4.3)

OTC
US	507	465	9.1	9.1	—
Intl	580	607	(4.6)	2.8	(7.4)
WW	1,087	1,072	1.3	5.5	(4.2)

WOMEN'S HEALTH
US	3	3	4.2	4.2	—
Intl	222	240	(7.5)	4.3	(11.8)
WW	225	243	(7.3)	4.3	(11.6)

WOUND CARE / OTHER
US	102	103	(0.9)	(0.9)	—
Intl	53	60	(11.6)	(6.0)	(5.6)
WW	155	163	(4.8)	(2.7)	(2.1)

TOTAL CONSUMER
US	1,438	1,436	0.2	0.2	—
Intl	1,880	1,962	(4.2)	3.7	(7.9)
WW	$3,318	3,398	(2.4)%	2.2%	(4.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$2,163	2,000	8.1%	8.1%	—%
Intl	1,088	1,042	4.5	12.6	(8.1)
WW	3,251	3,042	6.9	9.6	(2.7)
REMICADE
US	774	916	(15.5)	(15.5)	—
US Exports (3)	76	142	(46.4)	(46.4)	—
Intl	252	331	(23.6)	(17.2)	(6.4)
WW	1,102	1,389	(20.6)	(19.1)	(1.5)
SIMPONI / SIMPONI ARIA
US	263	224	17.0	17.0	—
Intl	261	294	(11.1)	(3.8)	(7.3)
WW	524	518	1.0	5.2	(4.2)
STELARA
US	882	652	35.2	35.2	—
Intl	523	409	27.9	37.2	(9.3)
WW	1,405	1,061	32.4	36.0	(3.6)
TREMFYA
US	168	66	*	*	—
Intl	49	6	*	*	*
WW	217	72	*	*	*
OTHER IMMUNOLOGY (4)
US	—	—	—	—	—
Intl	3	2	19.5	21.0	(1.5)
WW	3	2	19.5	21.0	(1.5)

INFECTIOUS DISEASES
US	357	333	7.3	7.3	—
Intl	489	497	(1.7)	7.8	(9.5)
WW	846	830	1.9	7.6	(5.7)
EDURANT / rilpivirine
US	12	14	(18.8)	(18.8)	—
Intl	199	196	2.2	10.6	(8.4)
WW	211	210	0.8	8.6	(7.8)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	315	273	15.5	15.5	—
Intl	208	205	1.5	11.9	(10.4)
WW	523	478	9.5	13.9	(4.4)
OTHER INFECTIOUS DISEASES
US	30	46	(33.8)	(33.8)	—
Intl	82	96	(16.0)	(6.3)	(9.7)
WW	112	142	(21.7)	(15.1)	(6.6)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$723	624	16.0%	16.0%	—%
Intl	905	935	(3.2)	4.3	(7.5)
WW	1,629	1,559	4.5	9.0	(4.5)
CONCERTA / methylphenidate
US	97	66	47.7	47.7	—
Intl	116	107	8.5	15.8	(7.3)
WW	214	173	23.4	28.0	(4.6)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	483	400	20.7	20.7	—
Intl	307	296	3.8	12.3	(8.5)
WW	790	696	13.5	17.1	(3.6)
RISPERDAL CONSTA
US	77	82	(6.8)	(6.8)	—
Intl	102	114	(10.3)	(2.4)	(7.9)
WW	179	196	(8.8)	(4.3)	(4.5)
OTHER NEUROSCIENCE
US	66	76	(12.0)	(12.0)	—
Intl	379	418	(9.2)	(2.5)	(6.7)
WW	446	494	(9.6)	(3.9)	(5.7)

ONCOLOGY
US	962	933	3.1	3.1	—
Intl	1,556	1,378	13.0	22.2	(9.2)
WW	2,518	2,311	9.0	14.5	(5.5)
DARZALEX
US	352	264	33.0	33.0	—
Intl	277	168	65.1	80.1	(15.0)
WW	629	432	45.5	51.3	(5.8)
IMBRUVICA
US	349	227	53.7	53.7	—
Intl	435	360	20.8	32.0	(11.2)
WW	784	587	33.5	40.4	(6.9)
VELCADE
US	—	—	—	—	—
Intl	263	313	(16.0)	(10.1)	(5.9)
WW	263	313	(16.0)	(10.1)	(5.9)
ZYTIGA / abiraterone acetate
US	185	407	(54.5)	(54.5)	—
Intl	494	438	12.9	20.9	(8.0)
WW	679	845	(19.6)	(15.4)	(4.2)
OTHER ONCOLOGY
US	76	35	*	*	—
Intl	87	99	(12.2)	(3.9)	(8.3)
WW	163	134	21.7	27.8	(6.1)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

PULMONARY HYPERTENSION
US	$430	361	19.2%	19.2%	—%
Intl	226	224	0.7	8.6	(7.9)
WW	656	585	12.1	15.1	(3.0)
OPSUMIT
US	172	149	15.9	15.9	—
Intl	133	122	8.9	17.8	(8.9)
WW	306	271	12.7	16.8	(4.1)
TRACLEER
US	61	68	(10.1)	(10.1)	—
Intl	56	72	(22.9)	(18.3)	(4.6)
WW	117	140	(16.7)	(14.4)	(2.3)
UPTRAVI
US	176	124	41.4	41.4	—
Intl	22	16	42.8	53.6	(10.8)
WW	198	140	41.6	42.8	(1.2)
OTHER
US	21	20	3.6	3.6	—
Intl	15	14	4.6	17.1	(12.5)
WW	35	34	4.0	9.2	(5.2)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$947	1,103	(14.1)%	(14.1)%	—%
Intl	398	414	(3.9)	2.7	(6.6)
WW	1,345	1,517	(11.3)	(9.5)	(1.8)
XARELTO
US	542	578	(6.3)	(6.3)	—
Intl	—	—	—	—	—
WW	542	578	(6.3)	(6.3)	—
INVOKANA / INVOKAMET
US	154	204	(24.8)	(24.8)	—
Intl	49	44	11.6	20.0	(8.4)
WW	202	248	(18.4)	(16.9)	(1.5)
PROCRIT / EPREX
US	148	189	(21.6)	(21.6)	—
Intl	78	87	(10.2)	(5.2)	(5.0)
WW	226	276	(18.0)	(16.4)	(1.6)
OTHER
US	104	132	(21.3)	(21.3)	—
Intl	271	283	(4.4)	2.5	(6.9)
WW	374	415	(9.7)	(5.1)	(4.6)

TOTAL PHARMACEUTICAL
US	5,582	5,354	4.3	4.3	—
Intl	4,662	4,490	3.9	12.2	(8.3)
WW	$10,244	9,844	4.1%	7.9%	(3.8)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

DIABETES CARE (5)
US	$—	117	*	*	—%
Intl	—	222	*	*	*
WW	—	339	*	*	*

INTERVENTIONAL SOLUTIONS
US	343	304	12.6	12.6	—
Intl	389	336	15.8	22.7	(6.9)
WW	732	640	14.3	17.9	(3.6)

ORTHOPAEDICS
US	1,318	1,307	0.9	0.9	—
Intl	885	943	(6.2)	0.7	(6.9)
WW	2,204	2,250	(2.1)	0.8	(2.9)

HIPS
US	213	209	2.1	2.1	—
Intl	148	154	(3.8)	3.5	(7.3)
WW	361	363	(0.4)	2.7	(3.1)

KNEES
US	223	228	(2.2)	(2.2)	—
Intl	146	159	(8.2)	(1.5)	(6.7)
WW	369	387	(4.7)	(1.9)	(2.8)

TRAUMA
US	417	407	2.5	2.5	—
Intl	268	289	(7.0)	(0.3)	(6.7)
WW	685	696	(1.4)	1.3	(2.7)

SPINE & OTHER
US	465	463	0.3	0.3	—
Intl	323	341	(5.5)	1.3	(6.8)
WW	788	804	(2.2)	0.7	(2.9)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$1,001	993	0.8%	0.8%	—%
Intl	1,394	1,430	(2.6)	4.7	(7.3)
WW	2,395	2,423	(1.2)	3.1	(4.3)

ADVANCED
US	404	393	2.9	2.9	—
Intl	576	573	0.5	7.7	(7.2)
WW	980	966	1.5	5.8	(4.3)

GENERAL
US	425	423	0.3	0.3	—
Intl	665	704	(5.6)	1.6	(7.2)
WW	1,089	1,127	(3.4)	1.1	(4.5)

SPECIALTY
US	172	177	(2.5)	(2.5)	—
Intl	153	153	(0.2)	7.6	(7.8)
WW	325	330	(1.4)	2.2	(3.6)

VISION
US	446	440	1.5	1.5	—
Intl	682	675	1.1	7.2	(6.1)
WW	1,129	1,115	1.2	5.0	(3.8)

CONTACT LENSES / OTHER
US	321	309	4.1	4.1	—
Intl	502	498	1.0	7.4	(6.4)
WW	824	807	2.1	6.1	(4.0)
SURGICAL
US	125	131	(4.5)	(4.5)	—
Intl	180	177	1.3	6.8	(5.5)
WW	305	308	(1.1)	2.0	(3.1)

TOTAL MEDICAL DEVICES
US	3,109	3,161	(1.6)	(1.6)	—
Intl	3,350	3,606	(7.1)	(0.3)	(6.8)
WW	$6,459	6,767	(4.6)%	(1.0)%	(3.6)%

Note: Columns and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Reported as U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure
(5) Reflects LifeScan divestiture October 2, 2018